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                                                                    EXHIBIT 10.4











                          CHASTAIN CAPITAL CORPORATION

                      1998 NON-INCENTIVE STOCK OPTION PLAN


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                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
ss.1.    PURPOSE..............................................................1

ss.2.    DEFINITIONS..........................................................1
         2.1.     Board.......................................................1
         2.2.     Change in Control...........................................1
         2.3.     Chastain Capital............................................2
         2.4.     Code........................................................2
         2.5.     Committee...................................................2
         2.6      Exchange Act................................................2
         2.7.     Fair Market Value...........................................2
         2.8.     Key Individual..............................................3
         2.9.     1933 Act....................................................3
         2.10.    Manager.....................................................3
         2.11.    Option......................................................3
         2.12.    Option Certificate..........................................3
         2.13.    Option Price................................................3
         2.14.    Parent......................................................3
         2.15.    Plan........................................................3
         2.16.    Rule 16b-3..................................................3
         2.17.    Stock.......................................................3
         2.18.    Subsidiary..................................................3

ss.  3.  SHARES SUBJECT TO OPTIONS............................................4

ss.  4.  EFFECTIVE DATE.......................................................5

ss.  5.  COMMITTEE............................................................5

ss.  6.  ELIGIBILITY..........................................................6

ss.  7.  GRANT OF OPTIONS.....................................................6

ss.  8.  OPTION PRICE.........................................................7

ss.  9.  EXERCISE PERIOD......................................................7

ss.  10. NONTRANSFERABILITY...................................................8

ss.  11. SECURITIES REGISTRATION AND RESTRICTIONS.............................8

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
ss.  12. LIFE OF PLAN.........................................................9

ss.  13. ADJUSTMENT..........................................................10

ss.  14. CHANGE IN CONTROL...................................................11

ss.  15. AMENDMENT OR TERMINATION............................................11

ss.  16. MISCELLANEOUS.......................................................12
         16.1.    No "Incentive Stock Option" Treatment......................12
         16.2.    No Shareholder Rights......................................12
         16.3.    No Contract of Employment..................................12
         16.4.    Shareholder Agreement......................................12
         16.5.    Withholding................................................13
         16.6.    Loans......................................................13
         16.7.    Rule 16b-3.................................................13
         16.8.    Construction...............................................13























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                                     SS. 1.

                                     PURPOSE

         The purpose of this Plan is to promote the interests of Chastain Capital by authorizing the Committee to grant Options to purchase Stock to Key Individuals in order (a) to attract and retain Key Individuals, (b) to provide an additional incentive to each Key Individual to work to increase the value of Stock and (c) to provide each Key Individual with a stake in the future of Chastain Capital which corresponds to the stake of each of Chastain Capital's shareholders. The Plan also provides for the grant of Options to the Manager.

                                     SS. 2.

                                  DEFINITIONS

         Each term set forth in this ss. 2 shall have the meaning set forth opposite such term for purposes of this Plan.

         2.1.     Board -- means the Board of Directors of Chastain Capital.

         2.2. Change in Control -- means either (a) the acquisition of the power to direct, or cause the direction of, the management and policies of Chastain Capital by a person (not previously possessing such power), acting alone or in conjunction with others, whether through the ownership of Stock, by contract or otherwise, or (b) the acquisition, directly or indirectly, of the power to vote 20% or more of the outstanding Stock by a person or persons (other than a person possessing such power on the date this Plan becomes effective or Chastain Capital or an employee benefit plan established and maintained by Chastain Capital) unless (c) the Board before any such acquisition determines that such acquisition will not constitute a Change in Control. For purposes of this definition, (x) the term "person" means a natural person, corporation, partnership, joint


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venture, trust, government or instrumentality of a government and (y) customary agreements with or between underwriters and selling group members with respect to a bona fide public offering of Stock shall be disregarded.

         2.3. Chastain Capital -- means Chastain Capital Corporation, a Georgia corporation, and any successor to such corporation.

         2.4.     Code -- means the Internal Revenue Code of 1986, as amended.

         2.5. Committee -- means a committee of the Board that shall have at least two members, each member of which shall be appointed by and shall serve at the pleasure of the Board.

         2.6. Exchange Act -- means the Securities Exchange Act of 1934, as amended.

         2.7. Fair Market Value -- means as of any date (a) the price that the Committee acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts; provided, however, if the Stock is publicly traded on such date, "Fair Market Value" means (b) the closing price on such date for a share of Stock as reported by The Wall Street Journal under the quotation system under which such closing price is reported or, if The Wall Street Journal does not report such closing price, such closing price as reported by a newspaper or trade journal selected by the Committee or, if no such closing price is available on such date, (c) such closing price as so reported in accordance with ss. 2.6(b) for the immediately preceding business day or, if no newspaper or trade journal reports such closing price or if no such price quotation is available, (d) the price as determined in accordance with ss. 2.6(a).


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         2.8.     Key Individual -- means an employee, officer, consultant or member of the Board of Directors of Chastain Capital, the Manager or any Parent or Subsidiary who, in the judgment of the Committee acting in its absolute discretion, is a key to the success of Chastain Capital.

         2.9.     1933 Act -- means the Securities Act of 1933, as amended.

         2.10.    Manager -- means ERE Yarmouth, Inc. and its successors.

         2.11. Option -- means an option granted under this Plan to purchase stock, which is not intended to be treated as an "incentive stock option" under ss. 422 of the Code.

         2.12. Option Certificate -- means the written agreement or instrument that sets forth the terms and conditions of an Option granted to a Key Individual or to the Manager, as the case may be, under this Plan.

         2.13. Option Price -- means the price that shall be paid to purchase one share of Stock upon the exercise of an Option granted under this Plan.

         2.14. Parent -- means any corporation that is a parent corporation (within the meaning of ss. 424(e) of the Code) of Chastain Capital or the Manager.

         2.15. Plan -- means this Chastain Capital 1998 Non-Incentive Stock Option Plan as effective as of the date adopted by the Board and as amended from time to time thereafter.

         2.16. Rule 16b-3-- means the exemption under Section 16(b) of the Exchange Act, or any successor to such rule.

         2.17.    Stock -- means the $.01 par value common stock of Chastain
Capital.

         2.18. Subsidiary -- means any corporation that is a subsidiary corporation (within the meaning of ss. 424(f) of the Code) of Chastain Capital or the Manager.

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                                     SS. 3.

                            SHARES SUBJECT TO OPTIONS


         There shall be 2,500,000 shares of Stock reserved for issuance under this Plan. Of such shares of Stock, Options to purchase 1,166,667 shares of Stock (plus 10% of any shares of Stock purchased in Chastain Capital pursuant to the underwriters' over-allotment option) shall be granted, in accordance with ss. 7 of this Plan, to the Manager as of the closing date of Chastain Capital's initial public offering. Subsequent to such grant, 80% of the remaining shares of Stock reserved for issuance under this Plan will be reserved solely for the grant of Options to the Manager and its officers, employees and affiliates or, if necessary to prevent Manager from being obligated to disgorge short-swing profits pursuant to Section 16(b) under the Exchange Act, to Key Individuals who are employees, consultants or members of the Board of Directors of the Manager or any Parent or Subsidiary of the Manager, and 20% of the remaining shares of Stock reserved for issuance under this Plan will be reserved solely for the grant of Options to Key Individuals who are employees, consultants or members of the Board of Directors of Chastain Capital or any Parent or Subsidiary of Chastain Capital.


         The shares of Stock reserved pursuant to this ss. 3 shall be reserved to the extent that the Board deems appropriate from authorized but unissued shares of Stock and from shares of Stock that have been reacquired by Chastain Capital. Any shares of Stock subject to an Option that remain unissued after the cancellation, expiration or exchange of such Option for another Option shall again become available for use under this Plan, but any shares of Stock used to satisfy a withholding obligation under ss. 16.5 of this Plan shall not again be available for use under this Plan.


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                                     SS. 4.

                                EFFECTIVE DATE

         The effective date of this Plan shall be the date of the closing of Chastain Capital's initial public offering, provided that on or prior to that date the Board has adopted this Plan, and further provided that Chastain Capital's shareholders (acting at a duly called meeting of such shareholders) approve the establishment of this Plan within 12 months after the date the Board adopts this Plan. Any Option granted before such shareholder approval automatically shall be granted subject to such approval.

                                     SS. 5.

                                    COMMITTEE

         This Plan shall be administered by the Committee. The Committee, acting in its absolute discretion, shall exercise such powers and take such action as expressly called for under this Plan and, further, the Committee shall have the power to interpret this Plan and to take such other action in the administration and operation of this Plan as the Committee deems equitable under the circumstances and not contrary to the terms of this Plan, which action shall be binding on Chastain Capital, on the Manager, on each affected Key Individual and on each other person directly or indirectly affected by such action.





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                                     SS. 6.

                                   ELIGIBILITY

         Only Key Individuals and the Manager shall be eligible for the grant of Options under this Plan.

                                     SS. 7.

                                GRANT OF OPTIONS

         The Manager shall be granted Options under this Plan to purchase 1,166,667 shares of Stock as of the closing date of Chastain Capital's initial public offering. The Committee, acting in its absolute discretion subject to the terms of this Plan, shall have the right to grant additional Options to the Manager and to Key Individuals under this Plan from time to time to purchase shares of Stock and, further, shall have the right to grant new Options in exchange for the cancellation of outstanding Options which have a higher or lower Option Price. Each grant of an Option shall be evidenced by an Option Certificate, and each Option Certificate shall incorporate such terms and conditions as the Committee, acting in its absolute discretion, deems consistent with the terms of this Plan, including (without limitation) a limitation on the number of shares subject to the Option that first become exercisable during any particular period.





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                                     SS. 8.

                                  OPTION PRICE

         The Option Price for each share of Stock subject to an Option shall be no less than the Fair Market Value of a share of Stock on the date the Option is granted. The Option Price shall be payable in full upon the exercise of any Option, and an Option Certificate at the discretion of the Committee may provide for the payment of the Option Price either by (i) cash or certified check, (ii) in Stock held by the Key Individual for at least six months, (iii) cancellation of indebtedness owed by the Company to the Key Individual, (iv) a full-recourse promissory note, if approved by the Committee, (v) a "cashless" exercise pursuant to a Sale through a broker of all or a portion of the Shares covered by the Option or (vi) any combination of the foregoing. Any payment made in Stock shall be treated as equal to the Fair Market Value of the Stock on the date the properly endorsed certificate for the Stock is delivered to the Committee.

                                     SS. 9.

                                 EXERCISE PERIOD

         Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Option Certificate, but no Option Certificate shall make an Option exercisable on or after the date that is the tenth anniversary of the date the Option is granted. An Option Certificate may provide for the exercise of an Option after the employment of a Key Individual has terminated for any reason whatsoever, including death or permanent and total disability.




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                                     SS. 10.

                               NONTRANSFERABILITY

         No Option shall be transferable by a Key Individual other than by will or by the laws of descent and distribution, and any Option shall be exercisable during a Key Individual's lifetime only by the Key Individual. The person or persons to whom an Option is transferred by will or by the laws of descent and distribution thereafter shall be treated as the Key Individual under this Plan.

         An Option may be transferable by the Manager to employees, consultants or members of the Board of Directors of the Manager or any Parent or Subsidiary of the Manager, provided, however, that such transfer shall not become effective until the Manager has provided written notice of such transfer to Chastain Capital. The individual to whom an Option is transferred by the Manager thereafter shall be treated as a Key Individual under this Plan.

                                     SS. 11.

                    SECURITIES REGISTRATION AND RESTRICTIONS

         Each Option Certificate shall provide that, upon the receipt of shares of Stock as a result of the exercise of an Option, the Key Individual or the Manager, as the case may be, shall, if so requested by Chastain Capital, agree to hold such shares of Stock for investment and not with a view to resale or distribution to the public and, if so requested by Chastain Capital, shall deliver to Chastain Capital a written statement satisfactory to Chastain Capital to that effect. Each Option Certificate also shall provide that, if so requested by Chastain Capital, the Key Individual or the Manager, as the case may be, shall make a written representation to Chastain Capital that he or she will not sell or offer for sale any of such Stock unless a registration statement shall be in effect with

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respect to such Stock under the 1933 Act and any applicable state securities law or he or she shall have furnished to Chastain Capital an opinion in form and substance satisfactory to Chastain Capital of legal counsel satisfactory to Chastain Capital that such registration is not required. Certificates representing the Stock transferred upon the exercise of an Option may, at the discretion of Chastain Capital, bear a legend to the effect that such Stock has not been registered under the 1933 Act or any applicable state securities law and that such Stock cannot be sold or offered for sale in the absence of an effective registration statement as to such Stock under the 1933 Act and any applicable state securities law or an opinion in form and substance satisfactory to Chastain Capital of legal counsel satisfactory to Chastain Capital that such registration is not required.

                                     SS. 12.

                                  LIFE OF PLAN

                  No Option shall be granted under this Plan on or after the earlier of

                  (a) the tenth anniversary of the effective date of this Plan (as determined under ss. 4 of this Plan), at which point this Plan shall continue in effect thereafter until all outstanding Options have been exercised in full or no longer are exercisable, or

                  (b) the date on which all of the Stock reserved under ss. 3 of this Plan has (as a result of the exercise of Options) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.




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                                     SS. 13.

                                   ADJUSTMENT

         The number, kind or class (or any combination thereof) of shares of Stock reserved under ss. 3 of this Plan and the number, kind or class (or any combination thereof) of shares of Stock subject to Options granted under this Plan and the Option Price of such Options shall be adjusted by the Committee in an equitable manner to reflect any change in the capitalization of Chastain Capital, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Committee as part of any corporate transaction described in ss. 424(a) of the Code shall have the right to adjust (in a manner which the Committee in its discretion deems to satisfy the requirements of ss. 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock reserved under ss. 3 of this Plan and the number, kind or class (or any combination thereof) of shares subject to Options previously granted under this Plan and the Option Price of such Options. In addition, the Committee shall have the right (in a manner which the Committee in its discretion deems satisfies the requirements of ss. 424(a) of the Code) to grant Options to effect the assumption of, or substitution for, options previously granted by any other corporation to the extent that such corporate transaction calls for such substitution or assumption of such options. If any adjustment under this ss. 13 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options granted under this Plan shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this ss. 13 by the Committee shall be conclusive and binding on all affected persons.




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                                     SS. 14.

                                CHANGE IN CONTROL

         If Chastain Capital agrees to sell all or substantially all of its assets for cash or property or for a combination of cash and property or agrees to any merger, consolidation, reorganization, division or other corporate transaction in which Stock is converted into another security or into the right to receive securities or property or there is an agreement with respect to a Change in Control and such agreement does not provide for the assumption or substitution of the Options granted under this Plan in accordance with ss. 13 of this Plan on a basis that is fair and equitable to holders of such Options as determined by the Board, the Board shall have the right to take such action, if any, with respect to any or all then outstanding Options under this Plan as the Board deems appropriate under the circumstances to protect the interest of Chastain Capital in maintaining the integrity of such grants under this Plan, including waiving any conditions to the exercise of such Options and canceling such Options. The Board shall have the right to take different action under this ss. 14 with respect to the Manager, different Key Individuals or different groups of Key Individuals, as the Board deems appropriate under the circumstances.

                                     SS. 15.

                            AMENDMENT OR TERMINATION

         This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, no such amendment shall be made absent the proper approval of the shareholders of Chastain Capital to comply with applicable provisions of the Code, state law or NASD or exchange listing requirements which require such shareholder




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approval. The Board also may suspend the granting of Options under this Plan at any time and may terminate this Plan at any time; provided, however, the Board shall not have the right unilaterally to modify, amend or cancel any Option granted before such suspension or termination unless (a) the Key Individual or the Manager, as the case may be, consents in writing to such modification, amendment or cancellation or (b) there is a dissolution or liquidation of Chastain Capital or a transaction described in ss. 13 or ss. 14 of this Plan.

                                     SS. 16.

                                  MISCELLANEOUS

         16.1. No "Incentive Stock Option" Treatment. No Option granted under this Plan shall be treated as an "incentive stock option" within the meaning of ss. 422 of the Code.

         16.2. No Shareholder Rights. A Key Individual or the Manager shall have no rights as a shareholder of Chastain Capital as a result of the grant of an Option to the Key Individual or the Manager under this Plan or the exercise of such Option pending the actual delivery of Stock subject to such Option to the Key Individual or the Manager.

         16.3. No Contract of Employment. The grant of an Option to a Key Individual under this Plan shall not constitute a contract of employment and shall not confer on a Key Individual any rights upon his or her termination of employment in addition to those rights, if any, expressly set forth in the Option Certificate which evidences his or her Option.

         16.4. Shareholder Agreement. Chastain Capital shall have the right to require a Key Individual or the Manager, as the case may be, to enter into such shareholder, buy-sell or other

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agreement or agreements as Chastain Capital deems appropriate under the circumstances as a condition to the exercise of any Option.

         16.5. Withholding. Each Option grant shall be made subject to the condition that a Key Individual consents to whatever action the Committee directs to satisfy the federal and state tax withholding requirements, if any, that the Committee in its discretion deems applicable to the exercise of such Option. The Committee also shall have the right to provide in an Option Certificate that a Key Individual may elect to satisfy federal and state tax withholding requirements through a reduction in the number of shares of Stock actually transferred to him or to her under this Plan.

         16.6. Loans. If approved by the Committee, Chastain Capital may lend money to, or guarantee loans by third parties to, any Key Individual to finance the exercise of any Option granted under this Plan to him or her, and the exercise of an Option with the proceeds of any such loan shall be treated as an exercise for cash under this Plan. If approved by the Committee, Chastain Capital also may, in accordance with a Key Individual's instructions, transfer Stock upon the exercise of an Option directly to a third party in connection with any arrangement made by the Key Individual for financing the exercise of such Option.

         16.7. Rule 16b-3. The Committee shall have the right to amend any Option or to withhold or otherwise restrict the transfer of any Stock under this Plan to a Key Individual as the Committee deems appropriate in order to satisfy any condition or requirement under Rule 16b-3 to the extent Section 16(b) of the Securities Exchange Act of 1934, as amended, might be applicable to such grant or transfer.

         16.8. Construction. All references to sections (ss.) are to sections (ss.) of this Plan unless otherwise indicated. All references to the singular shall include the plural, and all references


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to the plural shall include the singular. This Plan shall be construed under the laws of the State of Georgia.

         IN WITNESS WHEREOF, Chastain Capital Corporation has caused its duly authorized officer to execute this Plan this ___ day of _______________, 1998 to evidence its adoption of this Plan.

                                    CHASTAIN CAPITAL CORPORATION

                                    By:
                                        -------------------------------------
                                    Title:
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